Income Taxes (Details) - Schedule of deferred tax assets and liabilities - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carryover	$ 18,649
General business and other tax credits	1,180
Intangible assets	2,376
Other non-current deferred tax assets	603
Subtotal	22,808
Valuation allowance	(21,530)
Total	1,278
Deferred tax liabilities:
Fixed assets	(1,278)
Total	(1,278)
Net deferred tax asset